GL.2005.117

Supplement Dated May 1, 2005
To
Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features of the Group Contract For

American Standard

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the American Standard Group Variable Universal Life Contract and Certificates. In this supplement, we list the 20 funds that are available to you under the American Standard Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                   Transaction Fees

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------------------------------- --------------------------------------- -----------------------------------------------
            Charge                     When Charge is Deducted                         Amount Deducted

------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Charge for Sales Expenses        This charge is deducted from each      Maximum - 3.5% of each premium payment.
(Load)                          premium when the premium is paid.       Current charge - 0.0%.
------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each       Current amount deducted - 2.54% of each
to Premiums1                    premium when the premium is paid.       premium payment.
------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Charge for Processing           This charge is deducted from each       Maximum - $2 from each premium payment.
Premiums                        premium when the premium is paid.       Current charge - $0.00.

------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full       Maximum - the lesser of $20 or 2% of the
                                Surrender of a Certificate.             amount surrendered.
                                                                        Current charge - $0.00.

------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Withdrawal Charge               This charge is assessed on a            Maximum - the lesser of $20 or 2% of the
                                Withdrawal (Partial Surrender) from     amount withdrawn.
                                the Certificate Fund.                   Current Charge - $0.00
------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Transfer Charge                 This charge is assessed when            Maximum - $20 per transfer after the twelfth.
                                transfers between investment options    Current Charge - $0.00
                                exceed 12 in a Certificate year.
------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Charge for Additional           This charge is assessed each time you   Maximum - $20 per statement
Statements                      request an additional statement.        Current Charge - $0.00
------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan     Maximum - $20 for each loan.
                                is processed.                           Current charge - $0.00.

------------------------------- --------------------------------------- -----------------------------------------------
------------------------------- --------------------------------------- -----------------------------------------------
Loan Interest                   This charge accrues daily.              Current charge - The Loan Account crediting
                                                                        rate plus 2%. The Loan Account crediting rate
                                                                        will generally be equal to the Fixed Account
                                                                        crediting rate.
------------------------------- --------------------------------------- -----------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                 Periodic Charges Other Than The Funds' Operating Expenses

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------------------------------------------------ ------------------------ --------------------------------------------------
Charge                                           When Charge is Deducted  Amount Deducted
------------------------------------------------ ------------------------ --------------------------------------------------
------------------------------------------------ ------------------------ --------------------------------------------------
Separate Account Charge                              Deducted daily       Maximum - an amount equal to the effective
(for Mortality and Expense Risk)                                          annual rate of 0.90%
                                                                          Current - an amount equal to the effective
                                                                          annual rate of 0.45%
------------------------------------------------ ------------------------ --------------------------------------------------
Charge for Administrative Expenses                  Deducted monthly      Maximum - $6.00
                                                                          Current - $0.00
------------------------------------------------ ------------------------ --------------------------------------------------
*Cost of Insurance2                                                       Maximum - $83.33
                                                                          Minimum - $0.05**
------------------------------------------------ ------------------------ --------------------------------------------------
        Charge for a Representative                 Deducted monthly      Representative current charge - $0.14****
        Certificate Owner
------------------------------------------------ ------------------------ --------------------------------------------------
*Additional Insurance Benefits3:
        Spouse Term Insurance                                             Maximum -$21.25***
                                                    Deducted monthly      Minimum - $0.05***
                                                                          Representative current charge - $0.14*****

                                                                          --------------------------------------------------
------------------------------------------------ ------------------------ --------------------------------------------------

------------------------------------------------ ------------------------ --------------------------------------------------
------------------------------------------------ ------------------------ --------------------------------------------------
        Child Term Insurance                                              Maximum - $0.06***
                                                    Deducted monthly      Minimum - $0.06***
                                                                          Representative current charge - $0.06******

------------------------------------------------ ------------------------ --------------------------------------------------
------------------------------------------------ ------------------------ --------------------------------------------------
        AD&D on employee's life                                           Maximum-   $0.025***
                                                    Deducted monthly      Minimum -   $0.020***

                                                                          Representative current charge -
                                                                                                Plan 1 $0.020******
                                                                                                Plan 2 $0.025******
                                                                                                Plan 3 $0.025******
------------------------------------------------ ------------------------ --------------------------------------------------
------------------------------------------------ ------------------------ --------------------------------------------------
        AD&D on employee and family's life                                Maximum -  $0.034***
                                                    Deducted monthly      Minimum -   $0.032***
                                                                          Representative current charge -
                                                                                                Plan 1 $0.032******
                                                                                                Plan 2
                                                                          $0.034******
------------------------------------------------ ------------------------ --------------------------------------------------

    *     The charges  shown for Cost of Insurance  and  Additional  Insurance  Benefits are expressed as rates per
          $1,000 of Net Amount at Risk.
   **     This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
  ***     These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
 ****     The representative current charge for cost of insurance is a sample rate currently charged for a 48 year old insured, who is an active employee in American Standard.
*****     The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured,who is the spouse of an active employee in American Standard.
******    The representative current charge for additional insurance benefits are sample rates currently charged.

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.54% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

3 These benefits may not be available to some groups.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution [and/or service] (12b-1) fees, and other expenses                          0.38%            1.79%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds, after consideration of any expense reimbursements or waivers, ranged on an annual basis from 0.38% to 1.79% of fund assets.

Portfolio Companies

There are currently 20 variable investment options (Funds) available under the American Standard Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)

AllianceBernstein Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Large Cap Growth Portfolio (formerly Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

MFS® Variable Insurance TrustSM(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder Government & Agency Securities Portfolio: Seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities.

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above –average earnings growth. Normally, at least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap), companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap® Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees and Expenses

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                                                             Investment
                                                              Advisory      Other       12b-1      Total
                        Fund Name                               Fees       Expenses     Fees      Expenses
------------------------------------------------------------------------------------------------------------

 The Prudential Series Fund,  Inc.
  (Class I Shares)
     Diversified Bond Portfolio                                0.40%        0.05%        --        0.45%
     Equity Portfolio                                          0.45%        0.03%        --        0.48%
     Flexible Managed Portfolio                                0.60%        0.02%        --        0.62%
     Global Portfolio                                          0.75%        0.09%        --        0.84%
     Jennison Portfolio                                        0.60%        0.04%        --        0.64%
     Money Market Portfolio                                    0.40%        0.05%        --        0.45%
     Stock Index Portfolio                                     0.35%        0.03%        --        0.38%
     Value Portfolio                                           0.40%        0.04%        --        0.44%
------------------------------------------------------------------------------------------------------------

  AllianceBernstein Variable Products Series
  Fund, Inc. (Class A Shares)
     AllianceBernstein Real Estate Investment Portfolio        0.55%        0.22%        --        0.77%
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  Franklin Templeton Variable Insurance
   Products Trust (Class 2 Shares)
     Templeton Developing Markets Securities Fund              1.25%        0.29%       0.25%      1.79%
     Templeton Foreign Securities Fund (1)                     0.68%        0.19%       0.25%      1.12%
------------------------------------------------------------------------------------------------------------

  Janus Aspen Series (Institutional Shares)
     Large Cap Growth Portfolio (formerly Growth
        Portfolio)                                             0.64%        0.02%        --        0.66%
     International Growth                                      0.64%        0.04%        --        0.68%
------------------------------------------------------------------------------------------------------------

  Lazard Retirement Series, Inc.
     Small Cap Portfolio (2)                                   0.75%        0.37%       0.25%      1.37%
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  MFS Variable Insurance Trust
  (Initial Class Shares)
     MFS Research Series (3)                                   0.75%        0.13%        --        0.88%
------------------------------------------------------------------------------------------------------------

  Scudder Variable Series II
     Scudder Government & Agency Securities Portfolio          0.55%        0.06%        --        0.61%
     Scudder High Income Portfolio                             0.60%        0.06%        --        0.66%
------------------------------------------------------------------------------------------------------------

  T. Rowe Price Variable Funds
     Equity Income Portfolio (4)                               0.85%        0.00%        --        0.85%
     Mid-Cap Growth Portfolio (4)                              0.85%        0.00%        --        0.85%
     New America Growth Portfolio (4)                          0.85%        0.00%        --        0.85%
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(1)

The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission.

(2)

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%.

(3)

The series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. The series may have entered into or may enter into brokerage arrangements that reduce or recapture the series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for the series and would equal 0.87%.

(4)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Series Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global, Jennison and the Value Portfolios Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond and the Money Market Portfolios PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Stock Index Portfolios. QMA also serves as subadviser to a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

Alliance Capital Management L.P. (“Alliance”) is the investment adviser to the above referenced AllianceBernstein Real Estate Investment Portfolio. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund. The investment adviser for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. (“TAML”). TAML has offices at 2 Exchange Square, Hong Kong.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management LLC (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the above-mentioned Scudder Variable Series II portfolios is Deutsche Investment Management Americas, Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the American Standard Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.54% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 2.19%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.	Daily Charges for Mortality and Expense Risks. For American Standard, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management Fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential Insurance deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the American Standard plan.

The highest current rate per thousand is $25.51, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $.049, and applies to insured active employees under age 30.

        The following table provides sample per thousand cost of insurance rates (net of taxes):

                    ---------------------------------- -----------------------------------------------
                              Insured's Age            Monthly Cost of Insurance Rate per $1000
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   35                                      $.075
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   45                                      $.138
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   55                                      $.400
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   65                                      $1.237
                    ---------------------------------- -----------------------------------------------
Spouse Term Insurance: The highest current rate per thousand is $21.25, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.049, and applies to spouses under age 30.

        The following table provides sample per thousand Spouse term insurance charges (net of taxes):

                    ---------------------------------- -----------------------------------------------
                              Insured's Age                        Monthly Rate per $1000
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   35                                      $.075
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   45                                      $.138
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   55                                      $.400
                    ---------------------------------- -----------------------------------------------
                    ---------------------------------- -----------------------------------------------
                                   65                                      $1.237
                    ---------------------------------- -----------------------------------------------

         Child term insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020 under Plan 1, $0.025 under Plan 2, and $0.025 under Plan 3. Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate: The rate per thousand currently offered for this coverage is $.032 under Plan 1 and $0.034 under Plan 2. Generally, one rate is payable at all ages for a given group of insureds.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of American Standard who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the American Standard Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the American Standard Group Universal Life Plan in existence on that date.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee. On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: Prior to January 1, 2005 an eligible employee or spouse could enroll during American Standard’s annual enrollment period and within 31 days of any life event included under American Standard’s definition of Qualifying Life Event. New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000. (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance, as explained in the section Evidence Of Good Health below.

Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000. However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential Insurance, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance, as noted in the section Evidence of Good Health above.

Decreases In Face Amount: Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to American Standard, if applicable. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

o	If you retire under American Standard’s retirement guidelines, you may continue your coverage. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

o	If you are disabled, you may continue your coverage, subject to American Standard’s benefit provisions for disabled participants. Prudential Insurance will bill you directly for premium payments and will charge you a fee, currently $3 per bill, for administration expenses.

o	If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either American Standard or Prudential Insurance may end the Group Contract. See the Termination of a Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential Insurance may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not American Standard replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If American Standard does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If American Standard does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

o	You may continue your plan regardless of whether American Standard replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, American Standard will send routine premium payments to Prudential Insurance by payroll deduction. Former employees who retire under American Standard’s retirement guidelines, employees on an approved leave of absence, and those former employees who elect Portability will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through American Standard, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will generally coincide with the date that we receive premium payments. However, if premium payments have not been transferred to us by the 45th day after the premium due date, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and the Death Benefit of your certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.”

Cancellation Right

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

Other Primary Features of the Plan

The prospectus describes the standard features of the American Standard Group Contract, including: o how Prudential Insurance issues Certificates

o the free look period

o transfers between investment options

o dollar cost averaging

o how paid-up coverage may be available

o Suicide exclusion

o contestability rules

o how you can change future premium allocations among investment options

o the Death Benefit and contract values

o withdrawals

o details on how loans work

o how your insurance could end (known as "lapsing")

o reinstatement of your coverage

o tax treatment of Certificate benefits

o definitions of special terms

Please refer to the prospectus for information on these and other features of the American Standard Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.